SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 28, 1997
                                                           -------------

                              PRIME CELLULAR, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

               Delaware                   0-18700             13-3570672
        --------------------------      -----------         --------------
        (State or other jurisdiction   (Commission         (I.R.S. Employer
              of incorporation)        File Number)        Identification No.)

     100  Stamford Place, Stamford, Connecticut                        06902
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 327-3620
                                                           ---------------


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           Former name or former address, if changed since last report

Item 4.  Changes in Registrant's Certifying Accountant.

(a)(1)

     (i) On July 28, 1977, Prime Cellular, Inc. (the "Company") dismissed BDO Seidman LLP ("BDO") as its principal independent accountant.

     (ii) Neither of BDO's reports on the financial statements of the Company for the fiscal years ended May 31, 1996 or May 31, 1995 contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The decision to change accountants was approved by the Company's Board of Directors.

     (iv)-(v) During the fiscal years ended May 31, 1996 and May 31, 1995 and during the period from June 1, 1996 through July 28, 1997, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable event.

(a)(2)

     (i) On July 28, 1997, the Company engaged Marcum & Kleigman, LLP ("Marcum") as its principal independent accountants who will audit and report on the financial statements of the Company for the fiscal year ending May 31, 1997. Prior to engaging Marcum neither the Company, nor anyone acting on its behalf consulted with it regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements. In addition, during the Company's recent fiscal years ended May 31, 1996 and May 31, 1997 and the interim period from June 1, 1997 to July 28, 1997, neither the Company nor anyone acting on its behalf consulted with Marcum with respect to any matters that were the subject of a disagreement (as defined in paragraph 304(a) (1)(iv) of Regulation S-K or a reportable event (as described in paragraph 304 (a)(1)(v) of Regulation S-K).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c). Exhibits.

     16. Letter from BDO SEIDMAN LLP regarding change in certifying accountant (to be filed by amendment).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             PRIME CELLULAR, INC.




                                             By:/s/Joseph K. Pagano
                                                ------------------------------
                                                  Joseph K. Pagano
                                                  Chief Executive Officer
                                                  (Duly authorized officer)


Date: July 31, 1997